UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2007

PIONEER NATURAL RESOURCES COMPANY

(Exact name of Registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O'Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

(972) 444-9001
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PIONEER NATURAL RESOURCES COMPANY

TABLE OF CONTENTS

Page

Item 2.02. Results of Operations and Financial Condition	3

Item 9.01. Financial Statements and Exhibits

(d) Exhibits	3

Signature	4

Exhibit Index	5

PIONEER NATURAL RESOURCES COMPANY

Item 2.02.	Results of Operations and Financial Condition

The information in this document includes forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the business prospects of Pioneer Natural Resources Company (the "Company") are subject to a number of risks and uncertainties that may cause the Company's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of commodity prices, product supply and demand, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, third party approvals, international operations and associated international political and economic instability, litigation, the costs and results of drilling and operations, availability of drilling equipment, the Company’s ability to replace reserves, implement its business plans (including its plan to repurchase stock) or complete its development projects as scheduled, access to and cost of capital, uncertainties about estimates of reserves, the assumptions underlying production forecasts, quality of technical data, environmental and weather risks, acts of war or terrorism. These and other risks are described in the Company's Annual Report on Form 10-K for the year ended December 31, 2006 and Quarterly Reports on Form 10-Q that are available from the Company or the United States Securities and Exchange Commission. The Company undertakes no duty to publicly update these statements except as required by law.

On August 7, 2007, the Company issued a news release with financial statements and schedules that is attached hereto as exhibit 99.1. In the news release, the Company announced financial and operating results for the quarter ended June 30, 2007, provided an operations update and provided the Company's financial and operational outlook for future periods based on current expectations.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	News Release, dated August 7, 2007, titled “Pioneer Reports Strong Production Growth and Earnings for the Second Quarter 2007” and financial statements and schedules attached to the news release.

PIONEER NATURAL RESOURCES COMPANY

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

Date: August 7, 2007	By:	/s/ Darin G. Holderness
Darin G. Holderness
Vice President and Chief Accounting Officer

PIONEER NATURAL RESOURCES COMPANY

EXHIBIT INDEX

Exhibit No.	Description

99.1(a)	News Release, dated August 7, 2007, titled “Pioneer Reports Strong Production Growth and Earnings for the Second Quarter 2007” and financial statements and schedules attached to the news release.

___________

(a) Furnished herewith.

5